SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 15, 1996
                                                  ------------------------------


                            SPARTA PHARMACEUTICALS, INC.
- - --------------------------------------------------------------------------------


               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-23076                   56-1755527
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)             Identification No.)


111 Rock Rd.      Horsham,    PA                                        19044
- - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code    (215) 442-1700
                                                    ----------------------------


















































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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events


          On May 15, 1996, Sparta Pharmaceuticals, Inc. issued a press release filed as Exhibit 99.5 hereto announcing the clearance by the FDA to begin clinical trials with 5-fluoro pyrimidinone (5-FP), an orally bioavailable prodrug of the widely used anti-cancer agent, 5-fluorouracil (5-FU).


Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Sparta Pharmaceuticals, Inc.
          -----------------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information
          -------------------------------

          Not applicable

     (c)  Exhibits
          --------


          99.5      --  Press Release, dated as of May 15, 1996, announcing
                        clearance by the FDA of  5-FP for clinical trials.
































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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Sparta Pharmaceuticals, Inc.


June 3, 1996                               By:   /s/ Jerry B. Hook
- - --------------                                 -----------------------
    Date                                   Jerry B. Hook, Ph.D. President,
                                           Chief Executive Officer & Director
                                           (principal executive officer)





























































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                                  EXHIBIT INDEX

                                  -------------
Exhibit
Number                             Description                              Page
- - ------                             -----------                              ----

99.5              --  Press Release, dated as of May 15, 1996,
                  announcing the clearance by                                  5
                  the FDA for clinical trials of 5-FP.